Exhibit 10.6

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 35

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 35 (SA-35) To PURCHASE AGREEMENT NO. 03735, entered into as of June 30 , 2025 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing provided to Customer notice No. AAL-NM-2503357, dated June 3, 2025, [****] to Customer for [****] Aircraft, each capitalized term as defined in Letter Agreement No. AAL-PA-3735-LA-2306984 entitled “[****]” (the [****]);

WHEREAS, Customer provided notice to Boeing, on June 10, 2025, [****] Aircraft and Boeing and Customer agree to [****] such [****] Aircraft (now a [****] Aircraft (as defined in the [****])) to the following [****] (as defined in the [****]) as shown below:

PA 03735    SA-35

BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.    Table of Contents.
The “Table of Contents” to the Purchase Agreement referencing SA-34 in the footer is deleted in its entirety and is replaced with the new “Table of Contents” (attached hereto) referencing SA-35 in the footer to reflect changes made to the Purchase Agreement by this SA-35. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.    Tables.
Table 1-7.     Table 1-7 of the Purchase Agreement titled “[****] Aircraft Delivery Description, Price and Advance Payments,” is hereby deleted in its entirety and replaced with a new Table 1-7 titled “[****] Delivery Description, Price and Advance Payments,” attached hereto, referencing SA-35 in the footer.1
3.    Letter Agreement.
Special Matters – 737-10 Aircraft. Letter Agreement No. AAL-PA-03735-LA-2306975 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306975R1 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-35 in the footer, to reflect [****] (as defined in the [****]) for each of the [****] Aircraft listed in the table above and to memorialize the parties [****] in Section 2.2(iii) of the [****] LA related to the [****] for the [****] Aircraft. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
4.    [****].
Upon execution of this SA-35, [****] [****]. [****] for the [****] Aircraft, [****] in this SA-35, will be [****] with the [****].
5.    Miscellaneous.
5.1    The Purchase Agreement is amended and supplemented as set forth above by the revised Table of Contents, Revised [****] Letter Agreement and the new
1 The parties note that the prior convention for updating tables has been for each new version to be labeled Table 1-XXRX; however, for ease of reference, the parties have decided to no longer add the RX to the end of the Table reference.
PA 03735    SA-35

BOEING PROPRIETARY

Table 1-7. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

    5.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the supplemental exhibits and letter agreement listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA- AAL-PA-03735-LA-2306975	Letter Agreement No. AAL-PA-03735-LA-2306975R1
5.3    If Boeing or Customer determines that references described in Section 5.2 of this SA-35 should be further amended or other references in the Purchase Agreement and any supplemental agreements and associated letter agreements need to be amended as a result of this SA-35, then Boeing and Customer will work together for a mutually agreeable solution.

The rest of this page is intentionally left blank

PA 03735    SA-35

BOEING PROPRIETARY

AGREED AND ACCEPTED this

June 30, 2025
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Financial Planning & Analysis
Title	Title

PA 03735    SA-35

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 35
EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration Revised Delivery Aircraft Configuration [****] Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1. CS1-2.	Customer Support Variables Customer Support Variables [****]	4 33
EE1. EE1-2.	[****] [****]	33
SLP1.	[****]
PA-03735        Page 1 of 3
    SA-35
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS		SA NUMBER
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA1106651R15	[****]	34
LA-1106652R3	[****]	32
LA-1106654R1	[****]	32
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660R1	Spare Parts Initial Provisioning	33
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]
LA-1603773	[****]	5
LA-1605402R1	[****]	23
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032R1	[****]	32
LA-2306974	[****]	32
LA-2306975R1	[****]	35
LA-2306976	[****]	32
LA-2306977	[****]	32
LA-2306978	[****]	32
LA-2306979	[****]	32
LA-2306980	[****]	32
LA-2306981	[****]	32

PA-03735        Page 2 of 3
    SA-35
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS, continued		SA NUMBER
LA-2306982	[****]	32
LA-2306983R1	[****]	34
LA-2306984	[****]	32
LA-2306985	[****]	32
LA-2306986	[****]	32
LA-2402910	[****]	33

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-35
BOEING AND AMERICAN PROPRIETARY

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

	[****] (if Applicable)^	Number	Escalation	Notes	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor		Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~1~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 122715-1F.txt                    Boeing and American                            SA-35

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation	Notes	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor		Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2028		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	1	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[***]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[***]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[***]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 122715-1F.txt                    Boeing and American                            SA-35

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation	Notes	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor		Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:		30

*[****]
^[****]

Notes:
1 - [****]
AAL-PA-03735 122715-1F.txt                    Boeing and American                    SA-35

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-2306975R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****] – [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    Definitions.
[****] means [****] ([****]) and [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R14 entitled “[****]”.
[****] means [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.

    [****] means [****] to the Purchase Agreement as of the date of this Letter Agreement.

2.    [****]. [****] Section 2.1 of the Purchase Agreement, Boeing will [****], [****], or [****]. However, if Boeing [****], [****], or [****] as set forth in the proceeding sentence, the [****], [****], or [****].
3.    [****].
3.1    [****]. [****], Boeing will [****]:
3.1.1    [****]. A [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****].
3.1.2    [****]. A [****] ([****]) in the [****] ([****]). Customer [****].
3.1.3    [****]. A [****] ([****]) in the [****] ([****]), [****] ([****]) of [****] ([****]) of [****], and [****] ([****]) of [****], in [****]. The [****] ([****]) [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement. The [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement [****]. In the event [****].
AAL-PA-03735-LA-2306975R1    SA-35
[****]    Page 1
BOEING AND AMERICAN PROPRIETARY

3.1.4    [****]. An [****] ([****]) in the [****] ([****]). The [****].
3.1.5    1[****]. For [****] noted in [****] (as defined in the [****] LA, as defined below), Boeing will [****] in accordance with and as described in [****] of Letter Agreement No. AAL-PA-3735-2306984, as amended, entitled “[****]” (the [****] LA) in the [****] of [****] ([****]) on [****] (as defined in the [****] LA) as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

3.2    [****]. The [****] for any and all [****] will be [****] in accordance with Article 2.2(iii) of the [****] LA.
4.    [****] [****]
4.1    [****]. At the [****], Boeing will [****]:
4.1.1    [****]. An [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the respective Incremental Aircraft.
4.1.2    [****]. An [****] ([****]) in the [****] ([****]), [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****].
4.1.3    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.4    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.5    [****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.6    [****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
1 Articles that are bolded in their entirety are new as of R1 of this Letter Agreement.
AAL-PA-03735-LA-2306975R1                                  SA-35
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

4.1.7    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2    [****]. At the [****], Boeing will [****]:
4.2.1    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.2    [****]. A [****] ([****]) in the [****] ([****]), [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement. In the event [****].
4.2.3    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.4    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the for the [****].
4.2.5    [****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.6    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3    [****]. At the [****], Boeing will [****]:
4.3.1    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.2    [****]. A [****] ([****]) in the [****] ([****]), [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****]. The [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.3    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.4    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
AAL-PA-03735-LA-2306975R1                                  SA-35
[****]    Page 3
BOEING AND AMERICAN PROPRIETARY

5.    [****].
5.1    If [****] of the following [****] Aircraft that is to be delivered by Boeing to Customer, [****] Aircraft [****], Boeing [****] ([****]) in the [****] ([****]):
i)    [****]; and
ii)    [****]; and
iii)    The [****].
5.2    The [****] ([****]).
6.    [****]. [****] ([****]) in the [****] ([****]). Customer [****] for [****].

7.    [****].
    Unless otherwise noted above, [****] pursuant to Article 3, Article 4, and Article 5 above may, [****], be [****] (i) [****], or (ii) [****] ([****]). For the avoidance of doubt and notwithstanding the foregoing, the [****] described in Article 3.1.5, above, [****].
8.    Assignment.
The [****] described in this Letter Agreement are provided [****] and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

[Intentionally Left Blank]

AAL-PA-03735-LA-2306975R1                                  SA-35
[****]    Page 4
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 30, 2025

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306975R1                                  SA-35
[****]    Page 5
BOEING AND AMERICAN PROPRIETARY